                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)        March 11, 2002
                                                            --------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)

Laws of the United States                 33-99362                     51-0269396
-------------------------                 --------                     ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification
 incorporation or organization)                                          Number)



201 North Walnut Street, Wilmington, Delaware                            19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                          302/594-4000
-----------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

     Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of February 1 through February 28, 2002 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

             Original Principal      Original Principal           Pooling and
                   Amount                  Amount             Servicing Supplement   Interest       Interest      Principal
   Series        (Class A)               (Class B)                    Date             Type         Payment        Payment
-------------------------------------------------------------------------------------------------------------------------------
1995-2           660,000,000             51,700,000           March 1, 1995          Floating         yes             yes
1996-2           600,000,000             54,300,000           June 4, 1996           Floating         yes             no
1996-4           500,000,000             45,180,000           August 6, 1996         Floating         yes             no
1996-6           862,650,000             78,000,000           December 13, 1996      Floating         yes             no
1996-8           400,000,000             36,200,000           December 11, 1996      Floating         yes             no
1997-1           750,000,000             67,770,000           February 4, 1997       Floating         yes             no
1997-2           500,000,000             45,180,000           May 8, 1997            Floating         yes             no
1997-3           500,000,000             45,180,000           June 10, 1997          Floating         yes             no
1997-4           500,000,000             45,180,000           June 10, 1997          Floating         yes             no
1997-5           650,000,000             58,735,000           August 7, 1997         Floating         yes             no
1997-6         1,300,000,000            117,470,000           September 9, 1997        Fixed          yes             no
1997-7           500,000,000             45,180,000           September 9, 1997      Floating         yes             no
1997-8           780,000,000             70,482,000           September 23, 1997     Floating         yes             no
1997-9           500,000,000             45,180,000           October 9, 1997        Floating         yes             no
1998-1           700,000,000             63,253,000           May 21, 1998           Floating         yes             no
1998-4           700,000,000             63,253,000           July 22, 1998          Floating         yes             no
1998-5           650,000,000             58,735,000           August 27, 1998        Floating         yes             no
1998-6           800,000,000             72,289,000           August 27, 1998        Floating         yes             no
1998-8           500,000,000             45,180,000           September 17, 1998     Floating         yes             no
1998-9           650,000,000             44,828,000           December 22, 1998        Fixed          yes             no
1999-1         1,000,000,000             90,361,000           February 24, 1999      Floating         yes             no
1999-2           500,000,000             45,180,000           February 24, 1999      Floating         yes             no
1999-3           700,000,000             54,167,000           May 4, 1999            Floating         yes             no
1999-4           500,000,000             38,691,000           May 26, 1999           Floating         yes             no
2001-1           750,000,000             58,036,000           January 30, 2001       Floating         yes             no
2001-2         1,250,000,000             96,727,000           March 19, 2001         Floating         yes             no
2001-3           630,000,000             48,750,000           March 29, 2001         Floating         yes             no
2001-4           600,000,000             46,428,000           May 16, 2001           Floating         yes             no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates

     The 1995-2 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-1 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, 1999-4 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14,
99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23, 99.24, 99.25,
99.26, 99.27, 99.28, and 99.29 to this report.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certficates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.29) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST USA BANK, NATIONAL ASSOCIATION
                                            As Servicer


                                            By:  /s/ Tracie H. Klein
                                                 -------------------------------
                                                 Name:  Tracie H. Klein
                                                 Title: First Vice President


Date: March 15, 2002
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